UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 13, 2011

PROVECTUS PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in charter)

Nevada	0-9410	90-0031917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931
(Address of Principal Executive Offices)

(866) 594-5999
(Registrant’s Telephone Number, Including Area
Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 13, 2011, Provectus Pharmaceuticals, Inc., a Nevada corporation (the “Company”) and certain investors entered into a securities purchase agreement (the “Purchase Agreement”), pursuant to which the Company agreed to sell in a registered direct public offering (the “Offering”) an aggregate of 5,454,550 shares of its common stock and warrants to purchase a total of 7,527,279 shares of its common stock to such investors for aggregate gross proceeds, before deducting estimated offering expenses payable by the Company, of approximately $5,100,004.25.

The warrants will consist of the following: Series A Warrants to purchase up to 40% of the shares of common stock to be purchased at the closing, Series B Warrants to purchase up to 70% of the shares of common stock to be purchased at the closing, and Series C Warrants to purchase up to 28% of the common stock to be purchased at the closing.  The Series A Warrants and the Series C Warrants have an exercise price of $1.12 per share, subject to adjustment, and expire five years after their issuance. The Series B Warrants have an exercise price $0.935 per share, subject to adjustment, and expire 150 days after their issuance. The Series C Warrants are only exercisable to the extent that the Series B Warrants are exercised and only in the same percentage that the Series B Warrants are exercised. The exercise price of the warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.  The Series A Warrants and Series C Warrants also contain additional anti-dilution provisions such that, subject to customary exceptions, in the event of an issuance or deemed issuance by the Company of common stock or securities convertible into common stock at a price per share less than the then applicable exercise price, the then applicable exercise price will be reduced to the new issuance price. The Series B Warrants do not contain such additional anti-dilution provisions. The exercisability of the warrants may be limited if, upon exercise, the holder or any of its affiliates would beneficially own more than 4.9% of the Company’s common stock.

Under the Purchase Agreement, the Company has agreed with each of the purchasers that, subject to certain exceptions, it will not, within 60 days following the closing of the Offering (which period may be extended in certain circumstances), enter into any agreement to issue or announce the issuance or proposed issuance of any securities.

The Company has also agreed with each of the purchasers that while the warrants are outstanding, it will not effect or enter into an agreement to effect a “Variable Rate Transaction,” which means a transaction in which the Company:

•
issues or sells any convertible securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of our common stock at any time after the initial issuance of such convertible securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such convertible securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Company’s common stock, other than pursuant to a customary “full ratchet” or “weighted average” anti-dilution provision; or

•
enters into any agreement (including, without limitation, an equity line of credit) whereby the Company may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights).

The Company has also agreed with each of the purchasers if the Company issues securities within the 12 months following the closing of the Offering, the purchasers shall have the right to purchase all of the securities on the same terms, conditions and price provided for in the proposed issuance of securities.

The Company has also agreed to indemnify each of the purchasers against certain losses resulting from its breach of any of its representations, warranties, or covenants under agreements with each of the purchasers, as well as under certain other circumstances described in the Purchase Agreement.

The net proceeds to the Company from the Offering, after deducting estimated expenses of $60,000, and excluding the proceeds, if any, that the Compnay receives from the exercise of warrants issued in the Offering, are expected to be approximately $5,040,004.25.  The Offering will close on or before January 19, 2011.  After giving effect to the Offering, but without giving effect to the warrants being offered, the Company will have 98,223,143 shares of common stock outstanding.

The Offering was effected as a takedown off the Company’s shelf registration statement on Form S-3 (File No. 333-167906), which became effective on July 14, 2010 pursuant to a prospectus supplement to be filed with the Securities and Exchange Commission.

The foregoing summaries of the forms of Series A Warrant, Series B Warrant, and Series C Warrant to be issued to the purchasers and the terms of the Purchase Agreement are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 4.1, 4.2, 4.3, and 10.1, respectively, which are incorporated herein by reference.

Item 8.01.      Other Events.

The information set forth in Item 1.01 with respect to the Offering is hereby incorporated by reference.  The Company will file the opinion of its counsel, Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, relating to the legality of the issuance and sale of the shares of common stock, warrants and shares of common stock issuable upon exercise of the warrants in the Offering, by amendment to this report.

On January 13, 2011, the Company issued a press release announcing the execution of the Purchase Agreement.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Forward-Looking Statements

Certain statements in this Report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the public offering of common stock described herein. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in its filings with the Commission. These forward-looking statements represent the Company’s judgment as of the time of this report. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Item 9.01.       Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

4.1	Form of Series A Warrant

4.2	Form of Series B Warrant

4.3	Form of Series C Warrant

10.1	Securities Purchase Agreement dated as of January 13, 2011, by and between the Company and each of the purchasers identified on the signature pages thereto

99.1	Press Release dated January 13, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 13, 2011

PROVECTUS PHARMACEUTICALS, INC.

By:	/s/ Peter R. Culpepper
Peter R. Culpepper
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Series A Warrant

4.2	Form of Series B Warrant

4.3	Form of Series C Warrant

10.1	Securities Purchase Agreement dated as of January 13, 2011, by and between the Company and each of the purchasers identified on the signature pages thereto

99.1	Press Release dated January 13, 2011